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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D. C. 20549



                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)   January 24, 1994




                        WISCONSIN NATURAL GAS COMPANY
            (Exact name of registrant as specified in its charter)



                                    2-2066
                           (Commission file number)

            Wisconsin                                    39-0713260
  (State or other jurisdiction of         (I.R.S. Employer Identification No.)
   incorporation or organization)


231 West Michigan Street, P.O. Box 2046, Milwaukee, Wisconsin      53201
          (Address of principal executive offices)               (Zip Code)


                                (414) 221-2590
             (Registrant's telephone number, including area code)





                                NOT APPLICABLE
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)






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                                                                      FORM 8-K

                         WISCONSIN NATURAL GAS COMPANY
                         -----------------------------


ITEM 5.  OTHER EVENTS

WISCONSIN ENERGY ANNOUNCES PLANNED MERGER OF UTILITY SUBSIDIARIES

On January 24, 1994, Wisconsin Energy Corporation ("Wisconsin Energy"), the parent company of Wisconsin Natural Gas Company ("Wisconsin Natural"), announced plans to merge Wisconsin Natural, a wholly-owned natural gas utility subsidiary, into Wisconsin Electric Power Company ("Wisconsin Electric"), the wholly-owned principal utility subsidiary of Wisconsin Energy. The merger, which will be subject to a number of conditions, including requisite regulatory and other approvals, including that of the Public Service Commission of Wisconsin, is anticipated to be effective by year-end 1994. The merger of Wisconsin Natural into Wisconsin Electric is expected to improve customer service by offering customers an array of energy alternatives to meet their needs, reduce operating costs and improve the competitive position of Wisconsin Energy's utility operations.

Based in Milwaukee, Wisconsin Electric serves over 900,000 electric and steam customers in Wisconsin and Michigan. Wisconsin Natural, based in Racine, Wisconsin, is the state's second largest seller of natural gas, serving over 331,000 natural gas customers in Wisconsin.

Certain further information is contained in the news release filed as an Exhibit to this report.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  EXHIBITS.  The following exhibit is filed herewith:

      (99)-1    Wisconsin Energy Corporation News Release dated
                January 24, 1994.























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                                                                      FORM 8-K

                         WISCONSIN NATURAL GAS COMPANY
                         -----------------------------
                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                          WISCONSIN NATURAL GAS COMPANY
                                      --------------------------------------
                                                   (Registrant)



                                      /s/J. G. Remmel
                                      --------------------------------------
   Date: February 1, 1994             J. G. Remmel, Chief Financial Officer


































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                         WISCONSIN NATURAL GAS COMPANY
                         -----------------------------

                                 EXHIBIT INDEX


                          Current Report on Form 8-K
                         Report Dated January 24, 1994

Exhibit
Number
- -------

(99)-1   Wisconsin Energy Corporation News Release dated January 24, 1994.